Exhibit 99.1
January 31, 2006
Securities and Exchange Commission
100 F. Street, N.E.
Washington, D.C. 20549-7561
We have been furnished with a copy of the response to Item 4.02 (b) of Form 8-K for the event that occurred on January 26, 2006, to be filed by our client, Forrester Research, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.
Very truly yours,
BDO Seidman, LLP